                                                          Barclay Capital
                                                          5 The North Colonnade
                                                          Canary Wharf
                                                          London E14 4BB

                                                          Tel +44 (0)20 7623 2323

To:            Deutsche Bank Trust Company  Americas,  not in its  individual  capacity but solely in its  capacity as Trustee (the  "Trustee")  for the benefit of RALI
               SERIES  2006-QS3 TRUST,  MORTGAGE  ASSET-BACKED  PASS-THROUGH  CERTIFICATES,
               SERIES 2006-QS3 (the "Counterparty" or "Party B")
Attn:          Amy Stoddard
Fax No:        (714) 247-6285
From:          BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:          March 30, 2006
Reference:     1128841B / 1128842B

The  purpose  of  this  facsimile  (this  "Confirmation")  is  to  confirm  the  terms  and conditions of the  Transaction  entered into between us on the Trade Date  specified  below
(the "Transaction").

The  definitions  and  provisions  contained  in  the  2000  ISDA  Definitions  (the  "2000
Definitions"),  as published by the International Swaps and Derivatives  Association,  Inc.
("ISDA")  are  incorporated  into  this  Confirmation.  In the  event of any  inconsistency between the 2000 Definitions and this  Confirmation,  this Confirmation will govern for the purposes of the  Transaction.  References  herein to a "Transaction"  shall be deemed to be references to a "Swap  Transaction" for the purposes of the 2000  Definitions.  Capitalized terms  used  in this  Confirmation  and  not  defined  in  this  Confirmation  or the  2000
Definitions  shall  have the  respective  meaning  assigned  in the  Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance  with the  provisions of  this  Confirmation  and of  the  Agreement.  In  this  Confirmation,  "Party  A"  means
Barclays and "Party B" means the Counterparty.

This  Confirmation  evidences a complete and binding agreement between you and us as to the terms of the Swap  Transaction  to  which  this  Confirmation  relates.  This  Confirmation
(including the schedule hereto) will constitute a Confirmation  that  supplements,  forms a part  of,  and is  subject  to,  an  agreement  (the  "Agreement")  in the form of the 1992
Multicurrency  - Cross Border Master  Agreement in the form published by the  International
Swaps and Derivatives  Association,  Inc. (the "ISDA Form"), as if on the Trade Date we had
executed an  agreement  in such form,  but without any  Schedule  except for the  elections made herein.

        In the event of any inconsistency  between the provisions of the ISDA Form and this
Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

-------------------------------------------- --------------------------------------------
2.                                           TRADE DETAILS
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
NOTIONAL AMOUNT:                             With respect to any distribution  date, the
                                             lesser  of (1)  the  Certificate  Principal
                                             Balance  of the  Class  I-A-8  Certificates
                                             immediately   prior  to  that  distribution
                                             date  and  (2)  the  amount  set  forth  on
                                             Schedule   A   attached   hereto  for  such
                                             distribution date."
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
TRADE DATE:                                  March 30, 2006.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
EFFECTIVE DATE:                              March 30, 2006.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
TERMINATION DATE:                            October 25, 2009.
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
FIXED AMOUNTS:
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
        Fixed Rate Payer:                    Counterparty.

        Fixed Rate Payer Payment Date(s):    March 30, 2006;  subject to adjustment in
                                             accordance  with the  Following  Business
                                             Day Convention.

        Fixed Amount:                        USD169,000,  provided that the payment of
                                             the  Fixed  Amount to  Barclays  has been
                                             made on  behalf  of the  Counterparty  by
                                             Deutsche Bank Securities Inc.  ("Deutsche
                                             Bank"),  from the proceeds of the sale of
                                             the Certificates.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
FLOATING AMOUNTS:                            To be determined  in accordance  with the
                                             following formula:
                                             Greater of (i) (Floating Rate minus Strike
                                             Rate) * Notional Amount * Floating Rate
                                             Day Count Fraction, and (ii) zero.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
        Floating Rate Payer:                 Barclays.

        Strike Rate                          5.60%

        Floating  Rate  Payer  Period  End   The 25th of each  month in each year from
        Date(s):                             (and  including)  April 25,  2005 to (and
                                             including) the  Termination  Date with no
                                             adjustment to Period End Dates.

        Floating    Rate   Payer   Payment   Early  Payment shall be  applicable.  For
        Date(s):                             each  Calculation  Period,  the  Floating
                                             Rate  Payer  Payment  Date  shall  be the
                                             second  Business Day prior to the related
                                             Floating Rate Payer Period End Date.

        Floating Rate Option.                USD-LIBOR-BBA,  provided,  however,  that
                                             if  the  Floating  Rate  determined  from
                                             such   Floating   Rate   Option  for  any
                                             Calculation  Period is greater than 9.10%
                                             per  annum for such  Calculation  Period,
                                             then   the   Floating   Rate   for   such
                                             Calculation  Period shall be deemed to be
                                             equal to 9.10% per annum.

        Floating Rate Day Count Fraction:    30 / 360.

        Designated Maturity:                 1 Month.

-------------------------------------------- --------------------------------------------
        Reset Dates:                         The first day of Each Calculation Period.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
BUSINESS DAYS:                               New York, Los Angeles.

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
GOVERNING LAW:                               This  Transaction  and this  Confirmation
                                             will  be  governed  by and  construed  in
                                             accordance  with the laws of the State of
                                             New York (without  reference to choice of
                                             law doctrine  except  Section  5-1401 and
                                             Section  5-1402  of the New York  General
                                             Obligation Law).

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
3.                                           ACCOUNT DETAILS
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
Payments to Barclays:                        Correspondent: BARCLAYS BANK PLC NEW YORK
                                             FEED: 026002574
                                             Beneficiary:  BARCLAYS SWAPS
                                             Beneficiary Account: 050-01922-8

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
Payments to Counterparty:                    Deutsche Bank Trust Company Americas
                                             ABA 021-001-033
                                             A/C # 01419663
                                             A/C Name NYLTD Funds Control - Stars West
                                             Ref: RALI 2006-QS3 CAP Funds

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
4.                                           OFFICES
-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
BARCLAYS:                                    Address for Notices:
                                             5 The North Colonnade
                                             Canary Wharf
                                             E14 4 BB
                                             Tel: 44(20) 7773 6461
                                             Fax: 44(20) 777 36810

-------------------------------------------- --------------------------------------------
-------------------------------------------- --------------------------------------------
COUNTERPARTY:                                Address for Notices:
                                             Deutsche Bank Trust Company Americas
                                             Attn.: Trust Administration - RALI 2006-QS3
                                             1761 East St. Andrew Place
                                             Santa Ana, CA 92705

-------------------------------------------- --------------------------------------------

5.      PROVISIONS DEEMED INCORPORATED INTO THIS AGREEMENT:

The  following  provisions  i)  through  vii) will be deemed  to be  incorporated  into the
Agreement:

    i) The  parties  agree  that  subparagraph  (ii)  of  Section  2(c)  of the  ISDA  Form
           Master Agreement will apply to any Transaction.

ii)     Termination Provisions. For purposes of the Agreement:

(a)     "Specified Entity" means in relation to Party A for the purpose of the Agreement:

               Section 5(a)(v): None;
               Section 5(a)(vi): None;
               Section 5(a)(vii): None;
               Section 5(b)(iv):  None;

               and in relation to Party B for the purpose of this Agreement:

               Section 5(a)(v): None;
               Section 5(a)(vi): None;
               Section 5(a)(vii): None;
               Section 5(b)(iv):  None.

(b)     "Specified Transaction" shall be inapplicable to Party A and Party B.

(c)     The "Breach of Agreement"  provisions of Section  5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

(d)     The "Credit Support Default"  provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e)     The  "Misrepresentation"  provisions of Section  5(a)(iv) of the Agreement  will be inapplicable to Party A and Party B.

(f)     The "Default  Under  Specified  Transaction"  provisions of Section  5(a)(v) of the
                  Agreement will be inapplicable to Party A and Party B.

(g)     The  "Cross  Default"  provisions  of Section  5(a)(vi)  of the  Agreement  will be inapplicable to Party A and Party B.

(h)     The "Credit  Event Upon Merger"  provisions  of Section  5(b)(iv) of the  Agreement will be inapplicable to Party A and Party B.

(i)     The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

(j)     The "Automatic Early  Termination"  provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(k)     Payments on Early Termination.  For the purpose of Section 6(e) of the Agreement:

(i)     Market Quotation will apply.
(ii)    The Second Method will apply.

(l)     "Termination Currency" means United States Dollars.

iii)    Tax Representations.

        Payer Tax  Representations.  FOR THE PURPOSE OF SECTION 3(E),  EACH OF BARCLAYS AND
        THE COUNTERPARTY MAKES THE FOLLOWING REPRESENTATION:

               It is not  required by any  applicable  law, as modified by the  practice of any relevant  governmental revenue authority,  of any Relevant  Jurisdiction to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this
               Agreement)  to be made by it to the other  party  under this  Agreement.  In making  this  representation,  it may  rely  on:  (i)  the  accuracy  of any representation  made by the other  party  pursuant  to Section  3(f) of this
               Agreement;  (ii)  the  satisfaction  of the  agreement  of the  other  party contained  in  Section  4(a)(i)  or  4(a)(iii)  of  this  Agreement  and the accuracy  and  effectiveness  of any  document  provided  by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement;  and (iii) the satisfaction  of the agreement of the other party  contained in Section 4(d)
               of  this  Agreement,  provided  that  it  shall  not  be a  breach  of  this representation  where  reliance is placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii)  by reason of material prejudice to its legal or commercial position.

        Barclays  Payee Tax  Representations.  FOR THE  PURPOSE OF SECTION  3(F),  BARCLAYS
        MAKES THE FOLLOWING REPRESENTATIONS:

               With  respect  to  payments  made to  Barclays  which  are  not  effectively connected  to the U.S.:  It is a  non-U.S.  branch of a foreign  person  for
               U.S. federal income tax purposes.

               With respect to payments made to Barclays  which are  effectively  connected to the U.S.:  Each  payment  received or to be received by it in  connection with this  Agreement  will be  effectively  connected  with its conduct of a trade or business in the U.S.

        Counterparty  Payee  Tax   Representations.   FOR  THE  PURPOSE  OF  SECTION  3(F),
        COUNTERPARTY MAKES THE FOLLOWING REPRESENTATION:

               Counterparty  represents  that it is a "United  States  person" as such term is defined in Section  7701(a)(30) of the Internal  Revenue Code of 1986, as
               amended.

iv)     Documents to be Delivered.  For the purpose of Section 4(a):

        (a) Tax forms, documents or certificates to be delivered are:

----------------------------- ----------------------------- ---------------------------
PARTY  REQUIRED  TO  DELIVER  FORM/DOCUMENT/CERTIFICATE     DATE   BY   WHICH   TO  BE
DOCUMENT                                                    DELIVERED
----------------------------- ----------------------------- ---------------------------
----------------------------- ----------------------------- ---------------------------
Barclays and Counterparty     Any  document  required or    Promptly    after    the
                              reasonably   requested  to    earlier      of      (i)
                              allow the  other  party to    reasonable   demand   by
                              make  payments  under this    either   party  or  (ii)
                              Agreement    without   any    within  30  days  of the
                              deduction  or  withholding    Closing Date.
                              for or on the  account  of
                              any  Tax  or   with   such
                              deduction  or  withholding
                              at a reduced rate.

----------------------------- ----------------------------- ---------------------------

(b)     Other Documents to be delivered are:

-------------------- ----------------------------- ---------------- -------------------
PARTY REQUIRED TO    FORM/DOCUMENT/CERTIFICATE     DATE BY WHICH    COVERED BY
DELIVER DOCUMENT                                   TO BE DELIVERED  SECTION 3(D)
                                                                    REPRESENTATION
-------------------- ----------------------------- ---------------- -------------------
-------------------- ----------------------------- ---------------- -------------------
Barclays and the     Any documents required or     Upon the         Yes
Counterparty         reasonably requested by       execution and
                     the receiving party to        delivery of
                     evidence authority of the     this Agreement.
                     delivering party or its
                     Credit Support Provider,
                     if any, to execute and
                     deliver this Agreement,
                     any Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party to its
                     Credit Support Provider to
                     perform its obligations
                     under this Agreement, such
                     Confirmation and/or Credit
                     Support Document, as the
                     case may be.
-------------------- ----------------------------- ---------------- -------------------
-------------------- ----------------------------- ---------------- -------------------
Barclays and the     A certificate of an           Upon the         Yes
Counterparty         authorized officer of the     execution and
                     party, as to the incumbency   delivery of
                     and authority of the          this Agreement.
                     respective officers of the
                     party signing this
                     agreement, any relevant
                     Credit Support Document, or
                     any Confirmation, as the
                     case may be.
-------------------- ----------------------------- ---------------- -------------------

v)      Miscellaneous.

        (a)    Address for Notices:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Barclays:

        Address:      5 The North Colonnade
                      Canary Wharf
                      E14 4BB
        Facsimile:    44(20) 777 36461
        Phone:        44(20) 777 36810

        Address for notices or communications to the Counterparty:

        c/o Deutsche Bank l Trust Company Americas
        Attn.: Trust Administration - RALI 2006-QS3
        1761 East St. Andrew Place
        Santa Ana, CA 92705
        (714) 247-6255 phone
        (714) 247-6285 fax

        (b)    Process Agent.  For the purpose of Section 13(c):

               Barclays  appoints  as its  Process  Agent:  Barclays  Bank  PLC,  New  York
               Branch.

               Counterparty appoints as its Process Agent:  Not Applicable.

        (c)    Offices.  The provisions of Section 10(a) will apply to this Agreement.

        (d)    Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                      Barclays  is a  Multibranch  Party and may act through its London and
                      New York offices.

                      Counterparty is not a Multibranch Party.

        (e)    Calculation  Agent. The Calculation  Agent is Barclays;  provided,  however, that if an Event of  Default  occurs  with  respect  to  Barclays,  then the
               Counterparty  shall be  entitled to appoint a  financial  institution  which would qualify as a Reference Market-maker to act as Calculation Agent.

        (f)    Credit  Support  Document.   Not  applicable  for  either  Barclays  or  the
               Counterparty.

(g)     Credit Support Provider.

                With respect to Barclays:  Not Applicable.
                 With respect to Counterparty:  Not Applicable.

        (h)    Governing  Law.  This  Agreement  shall be  governed  by, and  construed  in accordance  with the laws of the  State of New York  (without  reference  to choice of law doctrine  except  Section 5-1401 and Section 5-1402 of the New
               York General Obligation Law).

        (i)    Consent  to   Recording.   Each  party   hereto   consents  and  agrees  the
               monitoring  or  recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or  employees of the parties,  waives any further  notice of such  monitoring or  recording,  and
               agrees  to  notify  its  officers  and  employees  of  such   monitoring  or
               recording.

(j)     Waiver of Jury  Trial.  To the  extent  permitted  by  applicable  law,  each party irrevocably  waives  any and  all  right  to  trial  by  jury  in any  legal proceeding in connection  with this Agreement,  any Credit Support  Document to which it is a Party,  or any  Transaction.  Each party also  acknowledges that this  waiver is a material  inducement  to the other  party's  entering into this Agreement.

(k)     "Affiliate"  Counterparty  shall be deemed to not have any  Affiliates for purposes of this Agreement.

        (l)    Severability. If  any  term,  provision,  covenant,  or  condition  of  this
               Agreement,  or the application  thereof to any party or circumstance,  shall be held to be  invalid  or  unenforceable  (in  whole  or in  part)  for any reason, the remaining terms,  provisions,  covenants,  and conditions hereof shall  continue  in full  force  and  effect as if this  Agreement  had been executed with the invalid or unenforceable  portion  eliminated,  so long as this  Agreement  as so  modified  continues  to  express,  without  material change,  the original  intentions of the parties as to the subject matter of this  Agreement and the deletion of such portion of this  Agreement will not
               substantially   impair  the  respective  benefits  or  expectations  of  the parties.

               The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or unenforceable term,  provision,  covenant or condition with a valid or enforceable term,  provision,  covenant or condition,  the economic effect  of  which  comes  as close as  possible  to that of the  invalid  or unenforceable term, provision, covenant or condition

    vi)        Additional Representations:

               Each party  represents  to the other party that (absent a written  agreement between the parties that expressly  imposes  affirmative  obligations to the contrary):-

(A)     NON-RELIANCE.  It is  acting  for  its  own  account,  and  it  has  made  its  own independent  decisions to enter into the  Transaction  and as to whether the  Transaction  is  appropriate  or proper based upon its own judgment and upon advice from such  advisers  as it has deemed  necessary.  It is not  relying on any  communication  (written or oral) of the other party
                   as  investment   advice  or  as  a  recommendation  to  enter  into  the
                   Transaction:  it being  understood  that  information  and  explanations related  to the terms and  conditions  of the  Transaction  shall not be considered  investment  advice  or a  recommendation  to enter  into the
                   Transaction.  No  communication  (written  or  oral)  received  from the other party shall be deemed to be an  assurance  or  guarantee as to the expected results of the Transaction.

(B)     ASSESSMENT  AND  UNDERSTANDING.  It is  capable  of  assessing  the  merits  of and understanding  (on its own  behalf or through  independent  professional advice),  and understands and accepts,  the terms,  conditions and risks of the  Transaction.  It is also capable of assuming,  and assumes,  the risks of the Transaction.

(C)     STATUS OF PARTIES.  The other party is not acting as a fiduciary  for or an adviser to it in respect of the Transaction.

(D)     PURPOSE.  It is  entering  into the  Transaction  for the  purposes  of hedging its assets or liabilities or in connection with a line of business.

(E)     ELIGIBLE  CONTRACT  PARTICIPANT   REPRESENTATION.   It  is  an  "eligible  contract
                   participant"  within the meaning of Section  1(a)(12)  of the  Commodity
                   Exchange Act, as amended,  including as amended by the Commodity Futures
                   Modernization Act of 2000.

vii)    Other Provisions.

(A)     FULLY-PAID  PARTY PROTECTED.  Notwithstanding  the terms of Sections 5 and 6 of the
                  Agreement  if  Party  B  has   satisfied  in  full  all  of  its  payment
                  obligations  under Section 2(a)(i) of the Agreement,  then unless Party A is required  pursuant to appropriate  proceedings to return to Party B or otherwise  returns to Party B upon  demand of Party B any portion of such payment,  (a) the  occurrence  of an event  described  in Section 5(a) of the  Agreement  with respect to Party B shall not  constitute an Event of
                  Default  or  Potential  Event of Default  with  respect to Party B as the
                  Defaulting  Party  and (b)  Party A shall be  entitled  to  designate  an
                  Early  Termination  Event  pursuant to Section 6 of the Agreement only as a result of a Termination  Event set forth in either  Section  5(b)(i) or
                  Section  5(b)(ii)  of  the  Agreement  with  respect  to  Party  A as the
                  Affected  Party or Section  5(b)(iii)  of the  Agreement  with respect to
                  Party  A as the  Burdened  Party.  For  purposes  of the  Transaction  to
                  which  this  Confirmation  relates,   Party  B's  only  obligation  under
                  Section  2(a)(i)  of the  Agreement  is to pay the  Fixed  Amount  on the
                  Fixed Rate Payer Payment Date.

(B)     SET-OFF.  Notwithstanding  any provision of this Agreement or any other existing or future  agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold  or suspend or condition  payment or performance  of any  obligation  between it and the other party  hereunder  against any  obligation  between it and the other party under any other  agreements.  The  provisions  for Set-Off set fort in Section  6(e) of the  Agreement  shall not apply for  purposes of this
                  Transaction.

(C)     PROCEEDINGS.  Party A shall not  institute  against  or cause  any other  person to institute against, or join any other person in instituting  against,  the
                  Trust,  any  bankruptcy,   reorganization,   arrangement,  insolvency  or
                  liquidation  proceedings,  or other  proceedings  under  any  federal  or state  bankruptcy,  dissolution  or similar law, for a period of one year and one day (or, if longer,  the applicable  preference period) following indefeasible payment in full of the Certificates.

               (d)  LIMITATION  ON  LIABILITY:  Barclays  and  Counterparty  agree  to  the following:  (a) the  sole  recourse  in  respect  of the  obligations  of
                  Counterparty  hereunder  shall be to the Trust  Fund (as  defined  in the
                  Pooling  and  Servicing  Agreement),  (b)  Deutsche  Bank  Trust  Company
                  Americas  is  entering  into this  Agreement  solely in its  capacity  as trustee  and  not  in its  individual  capacity  under  the  Pooling  and
                  Servicing  Agreement  and  (c)  in no  case  shall  Deutsche  Bank  Trust
                  Company  Americas (or any person  acting as successor  trustee  under the
                  Series  Supplement,  dated as of August 1, 2005,  and the Standard  Terms of the  Pooling  and  Servicing  Agreement,  dated as of August 1,  2004,
                  (collectively,    the   "Pooling   and   Servicing   Agreement"),   among
                  Residential Accredit Loans, Inc.,  Residential Funding  Corporation,  and
                  Deutsche  Bank Trust  Company  Americas) be  personally  liable for or on
                  account   of  any  of  the   statements,   representations,   warranties,
                  covenants or  obligations  stated to be those of the  Counterparty  under the  terms  of this  Confirmation,  all  such  liability,  if any,  being expressly  waived by  Barclays  and any person  claiming  by,  through or under Barclays.

                          [Rest of Page Left Intentionally Blank]

The time of dealing  will be  confirmed  by  Barclays  upon  written  request.  Barclays is regulated by the Financial  Services  Authority.  Barclays is acting for its own account in respect of this Transaction.

Please  confirm that the  foregoing  correctly  sets forth all the terms and  conditions of our  agreement  with respect to the  Transaction  by  responding  within three (3) Business
Days by promptly  signing in the space  provided  below and both (i) faxing the signed copy
to  Incoming   Transaction   Documentation,   Barclays   Capital  Global  OTC   Transaction
Documentation  & Management,  Global  Operations,  Fax +(44)  20-7773-6810/6857,  Tel +(44)
20-7773-6901/6904/6965,  and (ii)  mailing  the  signed  copy to  Barclays  Bank PLC, 5 The
North  Colonnade,   Canary  Wharf,  London  E14  4BB,  Attention  of  Incoming  Transaction
Documentation,  Barclays Capital Global OTC Transaction Documentation & Management,  Global
Operation.  Your  failure to respond  within such period  shall not affect the  validity or
enforceability  of  the  Transaction   against  you.  This  facsimile  shall  be  the  only
documentation  in respect of the  Transaction and accordingly no hard copy versions of this
Confirmation for this Transaction shall be provided unless the Counterparty requests.

-------------------------------------------- ----------------------------------------------
For and on behalf of                         For and on behalf of

BARCLAYS BANK PLC                            DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN
                                             ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS
                                             CAPACITY AS TRUSTEE FOR THE BENEFIT OF RALI
                                             SERIES 2006-QS3 TRUST, MORTGAGE ASSET-BACKED
                                             PASS-THROUGH CERTIFICATES, SERIES 2006-QS3

-------------------------------------------- ----------------------------------------------
-------------------------------------------- ----------------------------------------------

/s/ Sally Green                              /s/ Barbara Campbell
-------------------------------------------  ---------------------------------------------
Name: Sally Green                            Name: Barbara Campbell
Title: Authorized Signatory                  Title: Vice President
Date: March 30, 2006                         Date: March 30, 2006

-------------------------------------------- ----------------------------------------------

-------------------------------------------------------------------------------------------

Barclays Bank PLC and its  Affiliates,  including  Barclays  Capital  Inc.,  may share with each other information,  including  non-public credit  information,  concerning its clients and  prospective  clients.  If you do not want  such  information  to be  shared,  you must write to the Director of  Compliance,  Barclays  Bank PLC, 200 Park  Avenue,  New York,  NY
10166.

SCHEDULE A to the Confirmation dated as of March 30, 2006
Re: Reference Number: 1128841B / 1128842B

     PERIOD START DATE           PERIOD END DATE                   NOTIONAL AMOUNT
         30-Mar-06                  25-Apr-06                            -0-
         25-Apr-06                  25-May-06                           87,061,548.33
         25-May-06                  25-Jun-06                           85,429,220.81
         25-Jun-06                  25-Jul-06                           83,565,653.09
         25-Jul-06                  25-Aug-06                           81,533,931.99
         25-Aug-06                  25-Sep-06                           79,502,341.91
         25-Sep-06                  25-Oct-06                           77,471,984.34
         25-Oct-06                  25-Nov-06                           75,443,934.67
         25-Nov-06                  25-Dec-06                           73,419,239.29
         25-Dec-06                  25-Jan-07                           71,398,912.72
         25-Jan-07                  25-Feb-07                           69,383,934.87
         25-Feb-07                  25-Mar-07                           67,375,127.90
         25-Mar-07                  25-Apr-07                           64,871,010.25
         25-Apr-07                  25-May-07                           61,843,777.19
         25-May-07                  25-Jun-07                           58,888,208.14
         25-Jun-07                  25-Jul-07                           56,003,112.91
         25-Jul-07                  25-Aug-07                           53,187,320.98
         25-Aug-07                  25-Sep-07                           50,439,681.23
         25-Sep-07                  25-Oct-07                           47,759,061.60
         25-Oct-07                  25-Nov-07                           45,144,348.76
         25-Nov-07                  25-Dec-07                           42,594,447.82
         25-Dec-07                  25-Jan-08                           40,108,282.03
         25-Jan-08                  25-Feb-08                           37,684,792.45
         25-Feb-08                  25-Mar-08                           35,322,937.70
         25-Mar-08                  25-Apr-08                           33,021,693.63
         25-Apr-08                  25-May-08                           30,780,053.07
         25-May-08                  25-Jun-08                           28,597,025.51
         25-Jun-08                  25-Jul-08                           26,471,636.88
         25-Jul-08                  25-Aug-08                           24,402,929.21
         25-Aug-08                  25-Sep-08                           22,389,960.43
         25-Sep-08                  25-Oct-08                           20,431,804.06
         25-Oct-08                  25-Nov-08                           18,527,549.00
         25-Nov-08                  25-Dec-08                           16,676,299.20
         25-Dec-08                  25-Jan-09                           14,877,173.51
         25-Jan-09                  25-Feb-09                           13,129,305.35
         25-Feb-09                  25-Mar-09                           11,431,842.52
         25-Mar-09                  25-Apr-09                            9,783,946.94
         25-Apr-09                  25-May-09                            8,184,794.41
         25-May-09                  25-Jun-09                            6,633,574.42
         25-Jun-09                  25-Jul-09                            5,129,489.87
         25-Jul-09                  25-Aug-09                            3,671,756.90
         25-Aug-09                  25-Sep-09                            2,259,604.63
         25-Sep-09                  25-Oct-09                              892,274.98

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